Putnam
Tax-Free
Insured
Fund

ANNUAL REPORT
July 31, 1997

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Fund highlights

* "In the municipal bond market, a well-balanced ratio between bond supply and investor demand supported performance. Exceptionally strong demand has come from insurance companies and supply has kept pace -- primarily stemming from lower interest rates and the ensuing refunding issues."

                                   -- Richard Wyke, manager
                                      Putnam Tax-Free Insured Fund

* "The factors affecting bond performance are still the same: inflation, the budget deficit and how the dollar is trading. And these factors have recently been working in bonds' favor."
                                   -- Money, September 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

A substantially stronger municipal bond market brightened the closing months of your fund's fiscal year, helping to bring its performance within a few basis points of its benchmark index. This is no small achievement, considering that the index encompasses the full spectrum of tax-free bonds in today's market, while the fund's portfolio emphasizes high-quality insured bonds -- generally characterized more by their credit safety than by their return potential.

While your fund's strength reflects that of the market, its performance is also the result of the skillful securities selection and positioning strategies implemented by manager Richard Wyke. In the following report, Rick explains some of the year's key portfolio events and forecasts his expectations for fiscal 1998.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 17, 1997



Report from the Fund Manager
Richard P. Wyke

Taking solace in the lack of Federal Reserve Board action at the past two summer meetings, the municipal bond market strengthened toward the end of Putnam Tax-Free Insured Fund's fiscal year on July 31, 1997. In keeping with this positive performance, your fund turned in attractive returns for the year. Class A shares generated 10.09% at net asset value and 4.83% at public offering price. In comparison, the Lehman Brothers Municipal Bond Index, which is an unmanaged list of long-term investment-grade (rated Aaa to Baa) tax-exempt bonds representative of the general municipal bond market, reported a return of 10.27%. Please see pages 8 through 10 for complete performance information.

* ECONOMY HUMMED ALONG AT COMFORTABLE PACE

For most of the year, the U.S. economy continued to grow at a comfortable pace -- not too slow and not too fast; as Goldilocks would say, "just right." Corporate earnings were strong and dependable. There has been no evidence of inflation and the Fed has not considered it necessary to raise interest rates since March. In the municipal bond market, a well-balanced ratio between bond supply and investor demand supported performance. Exceptionally strong demand has come from insurance companies and supply has kept pace -- primarily stemming from lower interest rates and the ensuing refunding issues.

Insured bonds continued to underperform the uninsured sectors of the municipal market slightly; this normally happens in periods of strong economic activity. Given the overall power of the U.S. economy, the credit strength of many issuers has improved, making higher-risk bonds more attractive and softening the demand for insured bonds. Your fund reduces credit risk by investing only in Aaa-rated and insured bonds. While insured bonds offer unsurpassed safety, they can also be more interest-rate sensitive than other sectors of the municipal market. This means that in a rising interest-rate environment, they are more likely to experience price declines than lower-quality bonds, although they tend to be quicker to appreciate when rates decline.

This helps explain why, when signs that the economy might be building up steam again surfaced in late July, we didn't change the defensive positioning within your fund's portfolio. We kept our focus on yield curve positioning, maintaining a slightly shorter-than-market duration, and on finding extra value within a prospective holding's structure.

* SHIFTING TO BULLETED MATURITY STRUCTURE

Yield curve positioning, our primary strategy in managing the fund, involves maximizing yield within a certain maturity range on the yield curve. Our goal has been to place more emphasis on bonds with maturities in the 10- to 20-year range, a so-called bullet strategy, thereby decreasing the fund's average maturity. In a market that has downside risk, we believe this strategy holds the best opportunities for balancing the fund's priority of high current income with price stability.

Yield curve positioning goes hand in hand with managing the fund's duration. As a measure of the portfolio's maturity, duration reflects its price sensitivity to changes in interest rates. Shorter durations can help preserve portfolio values as interest rates rise. Since the portfolio is in a slightly defensive position -- currently about 7% shorter than the market's benchmark -- we have been early in our positioning for higher interest rates. But because we think the market will be surprised at the economy's strength in the fourth quarter of calendar 1997, we are staying with our strategy of maintaining shorter-than-market duration.

[GRAPHIC OMITTED: horizontal bar chart DIVERSIFICATION BY STATE]

DIVERSIFICATION BY STATE*

California                     12.9%

New York                       12.8%

Texas                          10.6%

Florida                         8.5%

Georgia                         5.0%

Footnote reads:
*Based on net assets as of 7/31/97. Allocations will vary over time.

* EMPHASIZING BOND STRUCTURE TO ENHANCE YIELD

We also concentrate on finding bonds that are structured to protect the fund's net asset value in down markets, specifically premium bonds or bonds with overpriced call options. Premium bonds sell at prices above par value ($1,000), carry higher coupons, and tend to be more stable when interest rates are rising. Additionally bonds with call options are more likely to be called away by the issuer at higher prices when interest rates fall. By holding bonds with high-priced call options, we can generate extra return when they are called. This strategy fits into our overall mission of adding to the fund's return without increasing risk.

Investments are also spread across the country to help increase the fund's diversification and price stability. For example, we currently hold bonds from California and New York -- states where tax rates are high and demand for tax-exempt bonds is strong. We also emphasize bonds from Texas and Florida because these states make up a large part of the municipal bond market. Their predominance usually makes them less volatile than bonds from states that don't sell many municipal bonds.

* STAGE SET FOR STRONGER ECONOMIC GROWTH

Looking ahead, we consider it unreasonable to expect a continuation of the current low volatility and believe that prudent skepticism is warranted. The stage seems set for a significant acceleration in the rate of economic growth at some time in the fourth calendar quarter. The bond market typically does not fare well in this type of environment, so we do not foresee much upside potential for bonds over the near term. However, valuations in the U.S. bond market are better than they have been since 1995, so we do not foresee a major market decline in bonds either.

[GRAPHIC OMITTED: worm chart YIELD CURVES OF TAXABLE AND TAX-FREE BONDS]

YIELD CURVES OF TAXABLE AND TAX-FREE BONDS

Plot points read:

                                Taxable-
                               equivalent      Aaa-rated
Maturity    U.S. Treasury      municipal       municipal
 range       securities        bond yield        bonds
 1 year         3.55             5.877            5.40
 2 years        3.75             6.209            5.72
 3 years        3.89              6.44            5.78
 4 years        4.00             6.623            5.84
 5 years        4.10             6.788            5.89
 7 years        4.27              7.07            5.95
10 years        4.48             7.417            6.00
15 years        4.86             8.046           6.175
20 years        5.01             8.295            6.35
25 years        5.04             8.344           6.319
30 years        5.06             8.377            6.29

Footnote reads:
Chart compares yields of U.S. Treasury securities and tax-free Aaa-rated municipal bonds of varying maturities on 7/31/97. The taxable-equivalent yield for municipal bonds assumes the maximum 39.6% federal income tax rate. Returns would not be as advantageous for investors in lower tax brackets. No assurances can be made that the fund will attain any particular yield. Unlike municipal bonds, principal and interest payments on U.S. Treasury securities are backed by the full faith and credit of the U.S. government; market prices and investment returns will vary and are not guaranteed. Source: Bloomberg.

It may take several months for the evidence of economic acceleration to become compelling enough for Fed action. This means that bonds should continue to trade within a narrow range. In times like this, we feel strongly that investors should not let a small rise in interest rates keep them from buying municipal bonds. Municipals still represent excellent after-tax value against taxable investments and an excellent way to diversify a stock-heavy portfolio.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/97, there is no guarantee the fund will continue to hold these securities in the future. Shares of the fund are not insured and their price will fluctuate with market conditions.




Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Insured Fund is designed for investors seeking high current income free from federal income tax through investments in insured and Aaa-rated tax-exempt securities.

TOTAL RETURN FOR PERIODS ENDED 7/31/97
                               Class A        Class B         Class M
(inception date)              (9/20/93)       (9/9/85)        (6/1/95)
                             NAV     POP     NAV    CDSC     NAV     POP
---------------------------------------------------------------------------
1 year                     10.09%   4.83%   9.76%   4.76%   9.76%   6.20%
---------------------------------------------------------------------------
5 years                    34.62   28.23   31.92   29.92   32.20   27.89
Annual average              6.13    5.10    5.70    5.37    5.74    5.04
---------------------------------------------------------------------------
10 years                  109.47   99.46  105.25  105.25  105.67   99.03
Annual average              7.67    7.15    7.46    7.46    7.48    7.13
---------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/97
                                              Lehman Bros.
                                               Municipal        Consumer
                                               Bond Index      Price Index
---------------------------------------------------------------------------
1 year                                           10.27%           2.23%
---------------------------------------------------------------------------
5 years                                          40.64           14.23
Annual average                                    7.06            2.70
---------------------------------------------------------------------------
10 years                                        123.29           41.04
Annual average                                    8.36            3.50
---------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
7/31/87

Plot points read:

                 Fund's          Lehman Brothers           Consumer
Date         Class B Shares   Municipal Bond Index       Price Index
7/31/87          10000               10000                  10000
7/31/88          10724               10703                  10413
7/31/89          12152               12006                  10931
7/31/90          12820               12838                  11459
7/31/91          13690               13960                  11968
7/31/92          15556               15877                  12346
7/31/93          16645               17281                  12689
7/31/94          16646               17609                  13040
7/31/95          17732               18997                  13401
7/31/96          18697               20250                  13796
7/31/97          20525               22329                  14104
Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class A shares would have been valued at $20,947 at net asset value ($19,946 at public offering price); a $10,000 investment in the fund's class M shares would have been valued at $20,567 ($19,903 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/97

                            Class A       Class B        Class M
---------------------------------------------------------------------------
Distributions (number)         13           13             13
---------------------------------------------------------------------------
Income                     $0.798589    $0.755009      $0.752861
---------------------------------------------------------------------------
Capital gains1
---------------------------------------------------------------------------
Long term                   0.093000     0.093000       0.093000
---------------------------------------------------------------------------
Short term                  0.005000     0.005000       0.005000
---------------------------------------------------------------------------
  Total                    $0.896589    $0.853009      $0.850861
---------------------------------------------------------------------------
Share value:                   NAV      POP     NAV     NAV     POP
---------------------------------------------------------------------------
7/31/96                      $14.94   $15.69  $14.96  $14.94  $15.44
---------------------------------------------------------------------------
7/31/97                       15.50    16.27   15.52   15.50   16.02
---------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------
Current dividend rate2         4.98%    4.74%   5.18%   4.69%   4.54%
---------------------------------------------------------------------------
 Taxable equivalent3           8.25     7.85    8.58    7.76    7.52
---------------------------------------------------------------------------
 Current 30-day SEC yield4     4.69     4.46    4.89    4.39    4.24
---------------------------------------------------------------------------
 Taxable equivalent3           7.76     7.38    8.10    7.27    7.02
---------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                               Class A         Class B         Class M
                             NAV     POP     NAV     CDSC    NAV     POP
---------------------------------------------------------------------------
1 year                      7.87%    2.75%   7.53%   2.53%   7.53%   4.04%
---------------------------------------------------------------------------
5 years                     35.28   28.82   32.55   30.55   32.88   28.57
Annual average               6.23    5.20    5.80    5.48    5.85    5.15
---------------------------------------------------------------------------
10 years                   104.77   94.97  100.61  100.61  101.11   94.60
Annual average               7.43    6.90    7.21    7.21    7.24    6.88
---------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Tax-Free Insured Fund
(a series of Putnam Tax-Free Income Trust)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Insured Fund (the "fund") (a series of Putnam Tax-Free Income Trust) at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
September 16, 1997



Portfolio of investments owned
July 31, 1997

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
BIGI        -- Bond Investors Guaranty Insurance
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FSA         -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
IF COP      -- Inverse Floating Rate Certificate of Participation
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (99.0%) *
PRINCIAL AMOUNT                                                                RATINGS**               VALUE

Alabama (0.6%)
------------------------------------------------------------------------------------------------------------
$     3,000,000  Alabama A&M U. Rev. Bonds, MBIA,
                   6 1/2s, 11/1/25                                             Aaa            $    3,341,250

Alaska (1.1%)
------------------------------------------------------------------------------------------------------------
      6,000,000  AK Hsg. Fin. Corp. Rev. Bonds, Ser. A, MBIA,
                   5.9s, 12/1/19                                               Aaa                 6,217,500

Arizona (1.5%)
------------------------------------------------------------------------------------------------------------
                 AZ State Muni. Fin. Program COP
      1,000,000    Ser. 31, BIGI, 7 1/4s, 8/1/09                               Aaa                 1,231,250
      5,700,000    Ser. 34, BIGI, 7 1/4s, 8/1/09                               Aaa                 7,018,120
                                                                                              --------------
                                                                                                   8,249,370

California (13.5%)
------------------------------------------------------------------------------------------------------------
                 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds, Ser. C, FSA
      2,000,000    6s, 9/1/08                                                  Aaa                 2,260,000
      2,500,000    6s, 9/1/10                                                  Aaa                 2,815,625
      4,000,000  CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
                   Ser. Q, MBIA, 5.85s, 8/1/16                                 Aaa                 4,130,000
      9,500,000  CA State G.O. Bonds, MBIA, 5 1/2s, 4/1/12                     Aaa                10,176,875
      3,000,000  CA Statewide Cmnty. Dev. Auth. Step-up Recovery
                   Floater COP (Motion Picture & TV Fund),
                   AMBAC, 5.35s (5.68s, 1/1/99), 1/1/24 ++                     Aaa                 2,932,500
      3,500,000  Los Angeles Cnty., Pub. Wks. Fin. Auth. Lease
                   Rev. Bonds (Multiple Cap. Fac.), Ser. B,
                   AMBAC, 5 1/8s, 12/1/17                                      Aaa                 3,478,125
                 Los Angeles Cnty. Trans. Comm. Sales Tax Rev. Bonds
      2,500,000    Ser. A, FGIC, 6 3/4s, 7/1/20                                Aaa                 2,787,500
      3,000,000    Ser. B, AMBAC, 6 1/2s, 7/1/13                               Aaa                 3,262,500
      4,000,000    (Proposition C), Ser. A, MBIA, 6 3/4s, 7/1/19               Aaa                 4,540,000
      3,455,000    (Proposition C), Ser. A, MBIA, 6 1/2s, 7/1/20               Aaa                 3,886,875
      5,000,000  Sacramento Muni. Util. Dist. Elec. Rev. Bonds,
                   Ser. Y, MBIA, 6 3/4s, 9/1/19                                Aaa                 5,600,000
      1,000,000  San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                   8.498s, 4/23/08                                             Aaa                 1,188,750
      5,000,000  San Diego, Regl. Bldg. Auth. Lease Rev. Bonds,
                   MBIA, 6.9s, 5/1/23                                          Aaa                 5,200,000
      3,680,000  Santa Ana, Fin. Auth. Lease Rev. Bonds
                   (Police Admin. & Hldg. Fac.),
                   Ser. A, MBIA, 6 1/4s, 7/1/17                                Aaa                 4,195,200
      5,000,000  Southern CA Pub. Pwr. Auth. VRDN
                   (Transmission), AMBAC, 3.35s, 7/1/19                        Aaa                 5,000,000
                 U. of CA Rev. Bonds
      6,300,000    (Multi-Purpose), Ser. A, MBIA, 6 7/8s, 9/1/16               Aaa                 7,213,500
      6,845,000    Ser. A, MBIA, 5s, 11/1/13                                   Aaa                 6,827,888
                                                                                              --------------
                                                                                                  75,495,338

Colorado (2.3%)
------------------------------------------------------------------------------------------------------------
      4,224,000  CO Hlth. Fac. Auth. Rev. Bonds
                   (Cmnty. Provider Pooled Loan Program),
                   Ser. A, FSA, 7 1/4s, 7/15/17                                Aaa                 4,630,560
                 Denver, City & Cnty. Arpt. Rev. Bonds
      1,500,000    MBIA, 6 3/4s, 11/15/22                                      Aaa                 1,629,375
      2,000,000    Ser. C, MBIA, 6 3/4s, 11/15/13                              Aaa                 2,187,500
      4,375,000  El Paso Cnty. Home Mtge. Rev. Bonds,
                   Ser. A, GNMA Coll., 8s, 3/1/21                              Aaa                 4,532,850
                                                                                              --------------
                                                                                                  12,980,285

Delaware (1.0%)
------------------------------------------------------------------------------------------------------------
      5,000,000  DE State Econ. Dev. Auth. Poll. Control Rev. Bonds
                   (Delmarva Pwr.), Ser. B, FGIC, 7.15s, 7/1/18                Aaa                 5,556,250

District of Columbia (1.7%)
------------------------------------------------------------------------------------------------------------
      8,875,000  DC G.O. Bonds, Ser. A, MBIA, 6s, 6/1/11                       Aaa                 9,784,688

Florida (8.5%)
------------------------------------------------------------------------------------------------------------
      5,855,000  Brevard Cnty., School Board COP, Ser. A,
                   AMBAC, 5 1/2s, 7/1/09                                       Aaa                 6,272,169
      3,920,000  FL Hsg. Fin. Agcy. Home Ownership Rev. Bonds,
                   Ser. 1987 G2, Class B, GNMA Coll., 8.595s,
                   11/1/18                                                     Aaa                 4,522,700
     13,675,000  Hernando Cnty. Rev. Bonds (Criminal Justice
                   Complex Fin.), FGIC, 7.65s, 7/1/16                          Aaa                18,324,500
      5,500,000  Orange Cnty., Hlth. Fac. Auth. IFB,
                   Ser. 91-C, MBIA, 8.454s, 10/29/21                           Aaa                 6,696,250
      5,000,000  Orlando & Orange Cnty., Expressway Auth. Rev.
                   Bonds (Expwy. Rev.), FGIC, 8 1/4s, 7/1/14                   Aaa                 6,868,750
      4,000,000  Sumter Cnty., School Dist. Rev. Bonds
                   (Multi Dist. Loan Program), FSA, 7.15s, 11/1/15             Aaa                 5,070,000
                                                                                              --------------
                                                                                                  47,754,369

Georgia (5.0%)
------------------------------------------------------------------------------------------------------------
                 GA Muni. Elec Auth Rev. Bonds
      6,100,000    Ser. A, AMBAC, 6 1/2s, 1/1/26                               Aaa                 6,915,875
      5,500,000    Special Obligation (Crossover Ser.),
                   AMBAC, 6.4s, 1/1/13                                         Aaa                 6,373,125
      5,700,000    Ser. A, FSA, 5 1/2s, 1/1/12                                 Aaa                 6,034,875
      7,500,000    Ser. B, AMBAC, 6 1/4s, 1/1/12                               Aaa                 8,521,875
                                                                                              --------------
                                                                                                  27,845,750

Illinois (2.0%)
------------------------------------------------------------------------------------------------------------
      2,600,000  Chicago, Central Pub. Library Rev. Bonds, Ser. B,
                   AMBAC, 6.85s, 1/1/17                                        Aaa                 2,934,750
      2,960,000  Chicago Res. Mtge. Rev. Bonds, Ser. B., MBIA,
                   zero %, 10/1/09                                             Aaa                 1,276,500
      5,000,000  Regional Trans. Auth. Rev. Bonds, Ser. A,
                   AMBAC, 8s, 6/1/17                                           Aaa                 6,787,500
                                                                                              --------------
                                                                                                  10,998,750

Indiana (1.6%)
------------------------------------------------------------------------------------------------------------
      7,500,000  IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
                   (Columbus Regl. Hosp.), FSA, 7s, 8/15/15                    Aaa                 8,943,750

Louisiana (0.6%)
------------------------------------------------------------------------------------------------------------
      1,914,617  East Baton Rouge, Mtge. Fin. Auth. Single Fam.
                   Mtge. Rev. Bonds (Mortgage-Backed Securities
                   Program), Ser. B, GNMA Coll., 8 1/4s, 2/25/11               Aaa                 2,113,260
      1,025,000  LA Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                   GNMA Coll., 9 1/8s, 11/1/18                                 Aaa                 1,058,907
                                                                                              --------------
                                                                                                   3,172,167

Massachusetts (0.9%)
------------------------------------------------------------------------------------------------------------
      5,000,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst. Rev.
                   Bonds, Ser. A, AMBAC, 5s, 7/1/17                            Aaa                 4,806,250

Michigan (3.0%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Detroit, Swr. Disp. Rev. Bonds, Ser. B, MBIA,
                   5 1/4s, 7/1/15                                              Aaa                 5,025,000
      4,000,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                   (Detroit Edison), Ser. BB, AMBAC, 7s, 5/1/21                Aaa                 5,000,000
      2,750,000  MI Strategic Fund Ltd. Oblig. Rev. Bonds,
                   Ser. AA, FGIC, 6.95s, 5/1/11                                Aaa                 3,337,813
      3,500,000  West Bloomfield School Dist. Rev. Bonds,
                   MBIA, 5 1/8s, 5/1/14                                        Aaa                 3,504,375
                                                                                              --------------
                                                                                                  16,867,188

Missouri (2.1%)
------------------------------------------------------------------------------------------------------------
      2,500,000  MO State Hlth. & Edl. Fac. Auth. Hlth. Fac. Rev.
                   Bonds (Heartland Hlth. Sys. Project),
                   AMBAC, 6.35s, 11/15/17                                      Aaa                 2,696,875
                 Sikeston Elec. Rev. Bonds, MBIA
      3,020,000    6 1/4s, 6/1/22                                              Aaa                 3,337,100
      5,000,000    6s, 6/1/14                                                  Aaa                 5,593,750
                                                                                              --------------
                                                                                                  11,627,725

Nebraska (3.7%)
------------------------------------------------------------------------------------------------------------
      4,500,000  NE Pub. Pwr. Distr. Rev. Bonds, Ser. B, MBIA,
                   5 1/4s, 1/1/13                                              Aaa                 4,511,250
      3,000,000  NE Investment Fin. Auth. Hosp. Rev. Bonds
                   IFB (Bishop Memorial Hosp.), MBIA, 8.98s,
                   11/15/16                                                    Aaa                 3,573,750
                 NE Investment Fin. Auth. Single Fam. Mtge. IFB
      2,300,000    Ser. B, GNMA Coll., 11.135s, 3/15/22                        Aaa                 2,610,500
      4,500,000    Ser. 2, GNMA Coll., 11.287s, 9/10/30                        Aaa                 5,146,875
      4,450,000  NE Investment Fin. Auth. Single Fam. Mtge. Rev.
                   Bonds, Ser. 1, MBIA, 8 1/8s, 8/15/38                        Aaa                 4,628,757
                                                                                              --------------
                                                                                                  20,471,132

Nevada (1.3%)
------------------------------------------------------------------------------------------------------------
      5,800,000  Clark Cnty., School Dist. G.O. Bonds, Ser. A,
                   MBIA, 7s, 6/1/10 #                                          Aaa                 6,996,250

New Hampshire (0.6%)
------------------------------------------------------------------------------------------------------------
      2,500,000  NH State Tpk. Syst. IFB, FGIC, 9.546s, 11/1/17                Aaa                 3,259,375

New Jersey (4.7%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Middlesex Cnty., Utils. Auth. Swr. IFB, Ser. A, MBIA,
                   7.439s, 8/15/10                                             Aaa                 3,472,500
      5,020,000  NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                   6 1/2s, 1/1/16                                              Aaa                 5,904,775
      6,000,000  NJ State Trans. Trust Fund Auth. Rev. Bonds, Ser. A,
                   AMBAC, 5 1/4s, 6/15/09                                      Aaa                 6,232,500
     11,000,000  NJ State Trans. Trust Fund Auth. Rev. Bonds
                   (Trans. Syst.), Ser. A, MBIA, 5s, 6/15/15                   Aaa                10,890,000
                                                                                              --------------
                                                                                                  26,499,775

New Mexico (0.1%)
------------------------------------------------------------------------------------------------------------
        810,000  NM Mtge. Fin. Auth. Single Fam. Mtge. Rev. Bonds,
                   Ser. C, FGIC, 8 1/2s, 7/1/07                                Aaa                   837,338

New York (12.8%)
------------------------------------------------------------------------------------------------------------
                 Metropolitan Trans. Auth. Commuter Fac. Rev. Bonds
      7,425,000    Ser. A, MBIA, 5.7s, 7/1/17                                  Aaa                 7,749,844
      4,500,000    Ser. B, AMBAC, 5s, 7/1/17                                   Aaa                 4,387,500
      4,500,000  Metropolitan Trans. Auth. Rev. Bonds,
                   Ser. A, MBIA, 5.7s, 7/1/17                                  Aaa                 4,696,875
      8,300,000  NY City G.O. Bonds, Ser. L, MBIA, 8s, 8/1/06                  Aaa                10,354,250
     11,325,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                   Ser. B, MBIA, 5 3/4s, 6/15/29                               AAA                11,834,625
                 NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr. Syst.
                   Rev. Bonds, Ser. B, FGIC
      2,735,000    Prerefunded, 7 1/2s, 6/15/11                                Aaa                 3,418,750
      7,265,000    7 1/2s, 6/15/11                                             Aaa                 9,326,444
      5,500,000  NY State Dorm. Auth. Rev. Bonds (Mt. Sinai
                   Medical School), Ser. A, MBIA, 5s, 7/1/21                   Aaa                 5,286,875
      3,000,000  NY State Energy Research & Dev. Auth. IFB,
                   MBIA, 7.437s, 7/8/26                                        Aaa                 3,041,250
      9,750,000  NY State Energy Research & Dev. Auth. Poll.
                   Control Rev. Bonds (Niagara Mohawk Pwr.
                   Corp.), Ser. A, FGIC, 7.2s, 7/1/29                          Aaa                11,322,188
                                                                                              --------------
                                                                                                  71,418,601

North Carolina (0.7%)
------------------------------------------------------------------------------------------------------------
    $4,000,000   NC Muni. Pwr. Agcy. IFB (No 1 Catawba Elec.),
                   MBIA, 7.02s, 1/1/20                                         Aaa                 4,085,000

Ohio (1.6%)
------------------------------------------------------------------------------------------------------------
                 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
      2,294,000    Ser. B, GNMA Coll., 8 1/4s, 12/15/19                        Aaa                 2,400,098
      5,055,000    Ser. C, GNMA Coll., 8 1/8s, 3/1/20                          Aaa                 5,307,750
      5,745,000    Ser. 85-A, FGIC, zero %, 1/15/15                            Aaa                 1,005,375
                                                                                              --------------
                                                                                                   8,713,223

Oklahoma (0.8%)
------------------------------------------------------------------------------------------------------------
      4,530,000  OK Hsg. Fin. Agy. Single Fam. Rev. Bonds,
                   Ser. A, GNMA Coll., 8 1/4s, 12/1/20                         Aaa                 4,694,213

Pennsylvania (4.8%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Keystone Oaks, School Dist IFB, AMBAC,
                   7.42s, 9/1/16                                               Aaa                 2,147,500
      2,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                   Hosp. Rev. Bonds (Sacred Heart Hosp.
                   Norristown), Ser. A, BIGI, 6.8s, 2/1/13                     Aaa                 2,032,680
      5,000,000  PA State COP, Ser. A, AMBAC, 5s, 7/1/15                       Aaa                 4,868,750
      4,500,000  PA State Higher Ed. Fac. Auth. Rev. Bonds
                   (Hahnemann U.), MBIA, 7.2s, 7/1/19                          Aaa                 4,848,750
                 Philadelphia, Muni. Auth. Rev. Bonds, FGIC
      6,045,000    Prerefunded, 7.8s, 4/1/18                                   Aaa                 6,611,719
        620,000    7.8s, 4/1/18                                                Aaa                   648,371
      3,000,000  Philadelphia, Regl. Port Auth. Lease IFB
                   (Kidder Mvrics), MBIA, 8.42s, 9/1/13                        Aaa                 3,461,250
      2,000,000  Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                   Ser. A, FGIC, 7 1/8s, 6/1/13                                Aaa                 2,237,500
                                                                                              --------------
                                                                                                  26,856,520
South Carolina (0.6%)
------------------------------------------------------------------------------------------------------------
      3,500,000  SC Jobs Econ. Dev. Auth. Hosp.  Fac. IFB
                   (St. Francis Hosp.-Franciscan Sisters),
                   AMBAC, 6.7s, 8/1/15                                         Aaa                 3,609,375

Tennessee (0.9%)
------------------------------------------------------------------------------------------------------------
      4,840,000  Knox Cnty., Hlth., Ed. & Hsg. Fac. Rev. Bonds
                   (Fort Sanders Alliance), MBIA, 5 3/4s, 1/1/14               Aaa                 5,203,000

Texas (10.6%)
------------------------------------------------------------------------------------------------------------
      5,680,000  Austin, Arpt. Syst. Rev. Bonds, Ser. A., MBIA,
                   6.1s, 11/15/11                                              Aaa                 6,098,900
      3,505,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Hosp. Corp.
                   Rev. Bonds (Baptist Memorial Hosp. Sys.),
                   MBIA, 6 1/2s, 2/15/15                                       Aaa                 3,995,700
                 Brownsville Util. Syst. Rev. Bonds, AMBAC
      3,490,000    6 1/4s, 9/1/11                                              Aaa                 3,969,875
      5,250,000    5 1/4s, 9/1/20                                              Aaa                 5,236,875
        237,000  Dallas Cnty. Hsg. Fin. Corp. Single Fam. Mtge. Rev.
                   Bonds, MBIA, 10s, 10/1/07                                   Aaa                   242,311
      5,000,000  Harris Cnty., Hosp. Dist. Mtge. Rev. Rev. Bonds,
                   AMBAC, 7.4s, 2/15/10                                        Aaa                 6,062,500
                 Harris Cnty., Toll Rd. Sr. Lien, Rev. Bonds, Ser. A
      4,000,000    AMBAC, 6 1/2s, 8/15/17                                      Aaa                 4,480,000
      5,000,000    MBIA, 6 1/4s, 8/15/15                                       Aaa                 5,481,250
                 Houston, Wtr. & Swr. Syst. Rev. Bonds, Ser. C, AMBAC
        600,000    Prerefunded, 6 3/8s, 12/1/17                                Aaa                   662,250
      9,400,000    6 3/8s, 12/1/17                                             Aaa                10,199,000
      7,000,000  Lockhart, Correctional Fac. Fin. Corp. Rev. Bonds,
                   MBIA, 6 5/8s, 4/1/12                                        Aaa                 7,525,000
      5,000,000  Rio Grande Valley Hlth Fac. Dev. Corp. Rev. Bonds,
                   MBIA, 6.4s, 8/1/12                                          Aaa                 5,381,250
                                                                                              --------------
                                                                                                  59,334,911

Utah (3.3%)
------------------------------------------------------------------------------------------------------------
                 Utah Pwr. Supply Rev. Bonds (Intermountain Pwr. Agcy.),
     12,400,000    Ser. A, MBIA, 6.15s, 7/1/14                                 Aaa                13,593,500
      4,500,000    Ser. B, FSA, 6 1/8s, 7/1/07                                 Aaa                 4,899,375
                                                                                              --------------
                                                                                                  18,492,875

Virginia (2.2%)
------------------------------------------------------------------------------------------------------------
     10,000,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                   FGIC, 9.164s, 8/15/23                                       Aaa                12,175,000

Washington (4.0%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Tacoma, Elec. Syst. IFB, AMBAC, 8.90s, 1/2/15                 Aaa                 2,390,000
                 WA State Pub. Pwr. Supply Syst. Rev. Bonds
                   (Nuclear No. 1), Ser. A
      5,000,000    AMBAC, 5.7s, 7/1/09                                         Aaa                 5,318,750
      3,500,000    MBIA, 5 3/4s, 7/1/10                                        Aaa                 3,710,000
                 WA State Pub. Pwr. Supply Syst. Rev. Bonds
      3,400,000  (Nuclear Project No. 2),
                   Ser. C, FGIC, 7 3/8s, 7/1/11                                Aaa                 3,803,750
      6,000,000  (Nuclear Project No. 3),
                   Ser. B, MBIA, 7 1/8s, 7/1/16                                Aaa                 7,237,500
                                                                                              --------------
                                                                                                  22,460,000

Wyoming (0.9%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Laramie Cnty. Indl. Dev. Rev. Bonds
                   (Cheyenne Lt., Fuel & Pwr. Co.), Ser. A,
                   AMBAC, 7 1/4s, 9/1/21                                       Aaa                 5,111,100
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $506,440,891) ***                                    $  553,858,318
------------------------------------------------------------------------------------------------------------

   *  Percentages indicated are based on net assets of $559,510,751.

  ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 1997. Ratings are not covered by the Report of independant accountants.

*** The aggregate identified cost on a tax basis is $506,461,985, resulting in gross unrealized appreciation and depreciation of $47,686,191 and $289,858, respectively, or net unrealized appreciation of $47,396,333.

 ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 1997.

The rates shown on IFBs and IF COPs, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at July 31, 1997.

The fund had the following industry group concentrations greater than 10% at July 31, 1997 (as a percentage of net assets):
    Utilities               25.8%
    Transportation          16.9
    Hospitals/Health care   11.6

The fund had the following insurance concentrations greater than 10%
at July 31, 1997 (as a percentage of net assets):
    MBIA                    46.2%
    AMBAC                   22.4
    FGIC                    16.6




-----------------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 1997
                                             Aggregate Face   Expiration     Unrealized
                                Total Value       Value          Date       Depreciation
-----------------------------------------------------------------------------------------
Muni Index Futures (Short)     $39,700,781     37,608,597       Sep-97        (2,092,184)
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $506,440,891) (Note 1)                                                $553,858,318
---------------------------------------------------------------------------------------------------
Cash                                                                                        201,840
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            6,614,202
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    2,253,456
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              471,775
---------------------------------------------------------------------------------------------------
Total assets                                                                            563,399,591

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 30,469
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,081,678
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                2,336,654
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                277,699
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   35,099
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                13,299
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    880
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       36,964
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       76,098
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         3,888,840
---------------------------------------------------------------------------------------------------
Net assets                                                                             $559,510,751

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $515,749,159
---------------------------------------------------------------------------------------------------
Distribution in excess of net investment income (Note 1)                                   (534,000)
---------------------------------------------------------------------------------------------------
Distribution in excess of gains on investments (Note 1)                                  (1,029,651)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               45,325,243
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $559,510,751

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A shares
($219,264,857 divided by 14,146,281 shares)                                                  $15.50
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $15.50)*                                      $16.27
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($339,353,606 divided by 21,866,631 shares) [DAGGER]                                         $15.52
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($892,288 divided by 57,574 shares)                                                          $15.50
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $15.50)**                                     $16.02
---------------------------------------------------------------------------------------------------
 * On single retail of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
[DAGGER] Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1997

Tax exempt interest income:                                                            $33,596,623
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                         3,251,097
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             519,402
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           27,685
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            10,919
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      410,361
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    1,730,302
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        3,627
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     42,120
--------------------------------------------------------------------------------------------------
Registration fees                                                                              163
--------------------------------------------------------------------------------------------------
Auditing                                                                                    33,024
--------------------------------------------------------------------------------------------------
Legal                                                                                       15,242
--------------------------------------------------------------------------------------------------
Postage                                                                                     55,652
--------------------------------------------------------------------------------------------------
Other                                                                                       28,597
--------------------------------------------------------------------------------------------------
Total expenses                                                                           6,128,191
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (233,799)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             5,894,392
--------------------------------------------------------------------------------------------------
Net investment income                                                                   27,702,231
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         3,690,471
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                           (488,351)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                  21,060,361
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 24,262,481
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $51,964,712
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                              Year ended July 31
                                                                                      --------------------------------
                                                                                                1997              1996
----------------------------------------------------------------------------------------------------------------------
Increase(decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $  27,702,231      $  27,849,024
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          3,202,120          7,015,645
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                            21,060,361         (3,721,338)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     51,964,712         31,143,331
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (10,898,424)       (10,229,355)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (17,162,957)       (17,514,787)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (36,135)           (11,865)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                              (1,307,922)                --
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (2,245,530)                --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                  (5,460)                --
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                       (12,501,630)       (13,383,750)
----------------------------------------------------------------------------------------------------------------------
Total increase(decrease) in net assets                                                    7,806,654         (9,996,426)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       551,704,097        561,700,523
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $534,000 and
$254,588, respectively)                                                                $559,510,751       $551,704,097
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                      Sept. 20, 1993+
operating performance                                                          Year ended July 31                  to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $14.94           $14.86           $14.67           $15.88
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .79              .81              .83              .73
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .67              .08              .19            (1.12)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 1.46              .89             1.02             (.39)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.80)            (.81)            (.82)            (.72)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.10)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --             (.01)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.90)            (.81)            (.83)            (.82)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $15.50           $14.94           $14.86           $14.67
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            10.09             6.06             7.21            (2.49)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $219,265         $196,948         $184,241         $143,079
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .92              .90              .89              .80 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             5.22             5.37             5.68             4.73 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               36.13            54.58            37.62            47.72
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                          Year Ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.96           $14.87           $14.68           $15.50           $15.42
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .74              .71              .73              .74              .75
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .68              .09              .20             (.73)             .28
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.42              .80              .93              .01             1.03
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.76)            (.71)            (.73)            (.73)            (.75)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.10)              --               --               --             (.20)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --             (.01)            (.10)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.86)            (.71)            (.74)            (.83)            (.95)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $15.52           $14.96           $14.87           $14.68           $15.50
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            9.76             5.44             6.53               --             7.00
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $339,354         $354,431         $377,443         $432,895         $572,659
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.22             1.58             1.54             1.53             1.74
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.93             4.72             5.05             4.81             4.88
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              36.13            54.58            37.62            47.72            42.01
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        June 1, 1995+
operating performance                                                                   Year ended July 31         to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $14.94           $14.86           $15.11
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .74              .76              .12
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .67              .08             (.25)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  1.41              .84             (.13)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.75)            (.76)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.10)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                      --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.85)            (.76)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $15.50           $14.94           $14.86
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              9.76             5.74            (0.87)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                         $892             $325              $17
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.22             1.19              .14 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              4.87             4.99              .73 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                36.13            54.58            37.62
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
July 31, 1997

Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. This difference includes treatment of market discount on bonds, losses on wash sale transactions and realized and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1997, the fund reclassified $115,873 to decrease accumulated net investment loss, with an increase to accumulated net realized loss on investments of $115,873. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount and step coupon bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Investment Management Inc., ("Putnam Management") the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% of any amount over $21.5 billion. Prior to November 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC, a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1997, fund expenses were reduced by $233,799 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $628 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.60% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively. Prior to September 6, 1996, the class B payment was at an annual rate of 0.85%. Effective May 16, 1997, Putnam Mutual Funds Corp. has been waiving the payment of the class B Plan.

For the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $18,616 and $711 from the sale of class A and class M shares, respectively, and $488,391 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $10,436 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended July 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $193,280,479 and $215,139,228, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,586,209     $ 84,102,047
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       392,582        5,922,033
------------------------------------------------------------
                                  5,978,791       90,024,080

Shares
repurchased                      (5,010,747)     (75,561,797)
------------------------------------------------------------
Net increase                        968,044     $ 14,462,283
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,576,738     $ 53,667,796
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       376,177        5,664,207
------------------------------------------------------------
                                  3,952,915       59,332,003

Shares
repurchased                      (3,174,889)     (47,633,437)
------------------------------------------------------------
Net increase                        778,026     $ 11,698,566
------------------------------------------------------------

                                           Year ended
                                          July 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,604,861     $ 39,330,965
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       823,114       12,433,181
------------------------------------------------------------
                                  3,427,975       51,764,146

Shares
repurchased                      (5,252,481)     (79,269,046)
------------------------------------------------------------
Net decrease                     (1,824,506)    $(27,504,900)
------------------------------------------------------------

                                           Year ended
                                          July 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,390,957      $51,105,197
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       728,563       10,984,541
------------------------------------------------------------
                                  4,119,520       62,089,738

Shares
repurchased                      (5,808,443)     (87,484,662)
------------------------------------------------------------
Net decrease                     (1,688,923)    $(25,394,924)
------------------------------------------------------------

                                           Year ended
                                          July 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          58,619        $ 882,790
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         2,305           34,773
------------------------------------------------------------
                                     60,924          917,563

Shares
repurchased                         (25,085)        (376,576)
------------------------------------------------------------
Net increase                         35,839        $ 540,987
------------------------------------------------------------

                                           Year ended
                                          July 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          23,526         $356,322
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           746           11,219
------------------------------------------------------------
                                     24,272          367,541

Shares
repurchased                          (3,700)         (54,933)
------------------------------------------------------------
Net increase                         20,572         $312,608
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 99.6% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Fund paid ordinary taxable dividends of $.0039 per share and short-term capital gain dividends of $.005 per share.

Pursuant to Section 852 of the Internal Revenue Code, the fund hereby designates $.093 per share (or if different, the amount necessary to offset net capital gain earned by the fund) for all share classes as capital gain dividends for its taxable year ended July 31, 1997.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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35891-035/438/629/849   7/97